Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

ADURO CLEAN TECHNOLOGIES INC.

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	November 10, 2023 01:26 PM Pacific Time
Name of Company:	ADURO CLEAN TECHNOLOGIES INC.
Incorporation Number:	**BC1148518**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 10, 2023 01:26 PM Pacific Time

Incorporation Number: **BC1148518**

Recognition Date and Time: *Incorporated on January 10, 2018 10:23 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

ADURO CLEAN TECHNOLOGIES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Grönborg, Marie

Mailing Address:	Delivery Address:
KÄRLEKSSTIGEN 9 ÄNGELHOLM 262 60 SWEDEN	KÄRLEKSSTIGEN 9 ÄNGELHOLM 262 60 SWEDEN

Last Name, First Name, Middle Name:
Scott, Jim

Mailing Address:	Delivery Address:
SUITE 104, 1086 MODELAND ROAD SARNIA ON N7S 6L2 CANADA	SUITE 104, 1086 MODELAND ROAD SARNIA ON N7S 6L2 CANADA

Last Name, First Name, Middle Name:
Kampian, Peter

Mailing Address:	Delivery Address:
32 BIRD COURT CAMBRIDGE ON N1T 1V6 CANADA	32 BIRD COURT CAMBRIDGE ON N1T 1V6 CANADA

Last Name, First Name, Middle Name:
Trygstad, William Marcus

Mailing Address:	Delivery Address:
8011 NULL COURT SPRING TX 77379 UNITED STATES	8011 NULL COURT SPRING TX 77379 UNITED STATES

Last Name, First Name, Middle Name:
Vicus, Ofer

Mailing Address:	Delivery Address:
52 MCALLISTER ROAD NORTH YORK TORONTO ON M3H 2N2 CANADA	52 MCALLISTER ROAD NORTH YORK TORONTO ON M3H 2N2 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached